Investor:
                                             Investor #:


             IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING.
            SIGNIFICANT REPRESENTATIONS ARE CALLED FOR HEREIN.


                           INVESTMENT AGREEMENT
                                    and
                        LETTER OF INVESTMENT INTENT


NFOX.COM
6216 S. Sandhill Rd., Suite C
Las Vegas, NV  89120

       I/We hereby tenders this subscription for the purchase of ________________ shares ("Shares") of the common stock ("Common Stock") of NFOX.COM, a Nevada corporation ("NFOX"), at a price of $2.00 per Share. A check or other form of payment payable to "NFOX.COM (IPO account)" in the amount of $__________________ is also delivered herewith. By execution below, I/We acknowledges that NFOX is relying upon the accuracy and completeness of the representations contained herein in complying with its obligations under applicable securities laws.

     An accepted copy of this Agreement will be returned to you as a receipt, and the physical stock certificates shall be delivered to you within thirty (30) days of the date the Subscription Agreement is accepted by NFOX.

     Securities Offered - NFOX is offering a minimum five hundred thousand (500,000) shares and a maximum of two million two hundred fifty thousand (2,250,000) shares, at two dollars ($2.00) per share.

     Minimum Offering Amount - Funds received prior to reaching the 500,000 share minimum will be held in an interest bearing money market account and will not be used until the minimum offering is achieved. If NFOX does not sell at least the minimum of 500,000 shares within 180 days after commencement of the offering, the offering will terminate and all money paid for shares will be promptly returned to you, with interest and without deduction. NFOX's officers and directors will have sole authority over the funds raised, including the funds prior to the achievement of the minimum offering.

     Limitations in Certain States - Depending on the state of your residence, there may be certain investor suitability qualifications and numerical limitations imposed on NFOX in order to qualify the offering as exempt from securities registration within such state(s). All Subscriptions shall be subject to all such applicable state securities laws and regulations.

     1. In connection with this investment in NFOX, I/we represent and warrant as follows:

 (a) You have read NFOX's Initial Public Offering Prospectus dated, _______________, 2000, prior to remitting payment for the Shares.

 (b)  You have been given full and complete access to information regarding
      NFOX and have utilized such access to your satisfaction for the purpose of obtaining such information regarding NFOX as you have reasonably requested;
      and, particularly, you have been given reasonable opportunity to ask questions of, and receive answers from, representatives of NFOX concerning the terms and conditions of the offering of the Shares and to obtain any additional information, to the extent reasonably available;

 (c) That you recognize that NFOX has a limited operating history and that the Shares as an investment involve a high degree of risk, including, but not limited to, the risk of economic losses from operations of NFOX;

(d) In the event that it becomes necessary to prepare and deliver to NFOX a Purchaser Suitability Questionnaire ("Questionnaire") as a requirement of state law, all of the information contained in such Questionnaire is correct and accurate as of the date thereof and may be relied upon by NFOX in complying with all applicable state securities laws and regulations.

(e) NFOX and the other purchasers are relying on the truth and accuracy of the declarations, representations and warranties herein made by you. Accordingly, the foregoing representations and warranties and undertakings are made by you with the intent that they may be relied upon in determining your suitability as a purchaser. You agree that such representations and warranties shall survive the acceptance by you as a purchaser, and you indemnify and agree to hold harmless, NFOX, its agents, officers, directors, and its financial consultants or advisors, and each other purchaser from and against all damages, claims, expenses, losses or actions resulting from the untruth of any of the warranties and representations contained in this Subscription Agreement.

     2. The undersigned, if other than an individual, makes the following additional representations:

   (a) The undersigned was not organized for the specific purpose of acquiring the Shares; and

(b) This Subscription Agreement and Letter of Investment Intent have been duly authorized by all necessary action on the part of the undersigned, have been duly executed by an authorized representative of the undersigned, and are legal, valid and binding obligations of the undersigned enforceable in accordance with their respective terms.

Please register the Shares that I/(we) am/(are) purchasing as follows:

Name(s)                                       Date

       ______________________________________


As (check one):

_____Individual          _____Corporation         _____Existing Partnership

_____Joint Tenants WROS  _____Tenants-in-Common   _____Trust

_____Minor with Adult Custodian under the Uniform Gift to Minors Act

_____Tenants in the Entirety (Married Couples Only)

                                INDIVIDUAL


                                    Address to which Correspondence
                                    Should be Directed


Signature (Individual)                       Name


                                             Street Address


Signature (All record holders should sign)   City, State and Zip Code



Name(s) Typed or Printed                                Tax  Identification
                                             or Social Security Number



                                                   Telephone Number

             CORPORATION, PARTNERSHIP, TRUST, OR OTHER ENTITY


                                    Address to which Correspondence
                                    Should be Directed


Name of Entity                      Street Address


By:
              * Signature           City, State and Zip Code


Its:
               Title                       Tax   Identification  or  Social
                                    Security Number


                                    (        )
Name Typed or Printed                    Telephone Number



*If Shares are being subscribed for by a corporation, partnership, trust or other entity, the Certificate of Signatory on the following page must also be completed.

                         CERTIFICATE OF SIGNATORY


     To be completed if Shares are being subscribed for by an entity.

     I, _____________________________________________________, am the

President of ______________________________________________________ (the

"Entity").


     I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and Letter of Investment Intent and to purchase and hold the Shares, and certify that the Subscription Agreement and Letter of Investment Intent has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.


     IN WITNESS WHEREOF, I have hereto set my hand this ______ day of ________________________, 2000.

                                ACCEPTANCE



     This     Subscription     Agreement     is     accepted     as      of
____________________________, 2000.


                              NFOX.COM
                              a Nevada corporation


                              By:
                                        Officer